                                                                       Exhibit C
BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
As Representatives of the several Underwriters
Named in Schedule A to the Underwriting Agreement
c/o BancAmerica Robertson Stephens
555 California Street, Suite 2600
San Franciso, California 94104

Daniel F. Gillis
Software AG Systems, Inc.
11190 Sunrise Valley Drive
Reston, Virginia 20191-5424

     Re:  Restrictions on Sales of Common Stock
          -------------------------------------

Ladies and Gentlemen:

     Software AG Systems, Inc., a Delaware corporation (the "Company"), and certain of its stockholders propose to sell 7,700,000 shares (the "Shares") of Common Stock, $.01 par value per share (the "Common Shares") of the Company, in a public offering (the "Public Offering") underwritten by BancAmerica Robertson Stephens and Donaldson, Lufkin & Jenrette Securities Corporation (the "Representatives") and several other underwriters (the Representatives and several other underwriters are collectively referred to as the "Underwriters").

     The Underwriters have indicated that the prospect of sales of shares of Common Stock by existing stockholders prior to six months after the Public Offering would be detrimental to their underwriting effort. They have requested that the undersigned agree not to sell any shares of Common Stock for a period ending 180 days after the effective date of the Registration Statement on Form S-1 (the "Registration Statement") filed by the Company relating to the Shares.

     The undersigned recognizes that it is in the best financial interests of the undersigned, as a holder of shares of Common Stock, preferred stock, warrants, options or convertible securities of the Company, that the Company complete the proposed Public Offering.

     The undersigned further recognizes that the undersigned's shares of Common Stock are, or may be, subject to certain restrictions on transferability, including those imposed by the securities laws of the United States of America or other jurisdictions. Notwithstanding these restrictions, the undersigned has agreed to enter into this letter agreement to further assure the Underwriters that the undersigned's shares of Common Stock, now held or hereafter acquired, will not enter the public market at a time that might impair the underwriting effort.

BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
Page 2


     The undersigned, therefore, hereby acknowledges and agrees that the undersigned will not, directly or indirectly, without the prior written consent of BancAmerica Robertson Stephens, offer, sell, contract to sell, grant any option to purchase, pledge or otherwise dispose of or transfer (collectively, a "Disposition") any shares of Common Stock or any securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of Common Stock held by the undersigned, acquired by the undersigned during the Lock-up Period (as hereinafter defined) or which may be deemed to be beneficially owned by the undersigned pursuant to the Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Lock-up Shares"), other than pursuant to the underwriting agreement to which the Underwriters are parties and which is described in the definitive Prospectus prepared in connection with the Public Offering, for a period commencing on the date hereof and ending 180 days after the effective date of the Registration Statement (the "Lock-up Period"). The foregoing restriction is expressly agreed to preclude the holder of Lock-up Shares from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or results in a Disposition of Lock-up Shares during the Lock-up Period, even if such Lock-up Shares would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Lock-up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Lock-up Shares.

     Notwithstanding the foregoing, the undersigned may transfer any or all of the Lock-up Shares (i) as a bona fide gift or gifts or (ii) as a distribution to limited partners or shareholders of such person; provided the transferee or transferees thereof agree(s) in writing as a condition precedent to such transfer to be bound by the terms hereof. The transferor shall notify BancAmerica Robertson Stephens in writing prior to the transfer, and there shall be no further transfer of such Lock-up Shares except in accordance with this letter agreement. Moreover, notwithstanding any other provision of this letter agreement, the undersigned may exercise during the Lock-up Period any option to purchase shares of Common Stock, provided, however, that any shares so acquired
                                 --------  -------
shall constitute Shares for the purposes of this letter agreement.

     It is understood that, if the Underwriting Agreement between the Representatives and the Company (the "Underwriting Agreement") does not become effective, or if the Underwriting Agreement (other than the provisions thereof which

BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
Page 3


survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be automatically released from its obligations under this letter agreement.

     The undersigned further agrees to permit all certificates evidencing the Lock-up Shares to be stamped with an appropriate restrictive legend, and will cause the transfer agent for the Company to note such restriction on the transfer books and records of the Company.

     The undersigned recognizes that you are relying on the representations and agreements of the undersigned contained herein in entering into underwriting arrangements with respect to the Public Offering contemplated by the Registration Statement.

     Executed as an instrument under seal in accordance with the laws of the Commonwealth of Massachusetts, United States of America.

                                             Very truly yours,

                                             /s/ Carl J. Rickertsen
                                             -----------------------------------
                                             Signature of Securityholder


                                             ___________________________________
                                             Signature of Co-Securityholder, if
                                             applicable

                                             ___________________________________
Carl J. Rickertsen, Member                   Securityholder (please print)
for TC Management, Partners, L.L.C.
as General Partner of
Thayer Equity Investors III, L.P.            ___________________________________
                                             Co-Securityholder (please
                                             print)

BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
As Representatives of the several Underwriters
Named in Schedule A to the Underwriting Agreement
c/o BancAmerica Robertson Stephens
555 California Street, Suite 2600
San Francisco, California 94104

Daniel F. Gillis
Software AG Systems, Inc.
11190 Sunrise Valley Drive
Reston, Virginia 20191-5424

     Re:  Restrictions on Sales of Common Stock
          -------------------------------------

Ladies and Gentlemen:

     Software AG Systems, Inc., a Delaware corporation (the "Company"), and certain of its stockholders propose to sell 7,700,000 shares (the "Shares") of Common Stock, $.01 par value per share (the "Common Shares") of the Company, in a public offering (the "Public Offering") underwritten by BancAmerica Robertson Stephens and Donaldson, Lufkin & Jenrette Securities Corporation (the "Representatives") and several other underwriters (the Representatives and several other underwriters are collectively referred to as the "Underwriters").

     The Underwriters have indicated that the prospect of sales of shares of Common Stock by existing stockholders prior to six months after the Public Offering would be detrimental to their underwriting effort. They have requested that the undersigned agree not to sell any shares of Common Stock for a period ending 180 days after the effective date of the Registration Statement on Form S-1 (the "Registration Statement") filed by the Company relating to the Shares.

     The undersigned recognizes that it is in the best financial interests of the undersigned, as a holder of shares of Common Stock, preferred stock, warrants, options or convertible securities of the Company, that the Company complete the proposed Public Offering.

     The undersigned further recognizes that the undersigned's shares of Common Stock are, or may be, subject to certain restrictions on transferability, including those imposed by the securities laws of the United States of America or other jurisdictions. Notwithstanding these restrictions, the undersigned has agreed to enter into this letter agreement to further assure the Underwriters that the undersigned's shares of Common Stock, now held or hereafter acquired, will not enter the public market at a time that might impair the underwriting effort.

BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
Page 2

     The undersigned, therefore, hereby acknowledges and agrees that the undersigned will not, directly or indirectly, without the prior written consent of BancAmerica Robertson Stephens, offer, sell, contract to sell, grant any option to purchase, pledge or otherwise dispose of or transfer (collectively, a "Disposition") any shares of Common Stock or any securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of Common Stock held by the undersigned, acquired by the undersigned during the Lock-up Period (as hereinafter defined) or which may be deemed to be beneficially owned by the undersigned pursuant to the Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Lock-Up Shares"), other than pursuant to the underwriting agreement to which the Underwriters are parties and which is described in the definitive Prospectus prepared in connection with the Public Offering, for a period commencing on the date hereof and ending 180 days after the effective date of the Registration Statement (the "Lock-up Period"). The foregoing restriction is expressly agreed to preclude the holder of Lock-up Shares from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or results in a Disposition of Lock-up Shares during the Lock-up period, even is such Lock-up Shares would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Lock-up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Lock-up Shares.

     Notwithstanding the foregoing, the undersigned may transfer any or all of the Lock-up Shares (i) as a bona fide gift or gifts or (ii) as a distribution to limited partners or shareholders of such person; provided the transferee or transferees thereof agree(s) in writing as a condition precedent to such transfer to be bound by the terms hereof. The transferor shall notify BancAmerica Robertson Stephens in writing prior to the transfer, and there shall be no further transfer of such Lock-up Shares except in accordance with this letter agreement. Moreover, notwithstanding any other provision of this letter agreement, the undersigned may exercise during the Lock-up Period any option to purchase shares of Common Stock, provided, however, that any shares so acquired
                                 --------  -------
shall constitute Lock-up Shares for the purposes of this letter agreement.

     It is understood that, if the Underwriting Agreement between the Representatives and the Company (the "Underwriting Agreement") does not become effective, or if the Underwriting Agreement (other than the provisions thereof which

BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
Page 3

survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be automatically released from its obligations under this letter agreement.

     The undersigned further agrees to permit all certificates evidencing the Lock-up Shares to be stamped with an appropriate restrictive legend, and will cause the transfer agent for the Company to note such restriction on the transfer books and records of the Company.

     The undersigned recognizes that you are relying on the representations and agreements of the undersigned contained herein entering into underwriting arrangements with respect to the Public Offering contemplated by the Registration Statement.

     Executed as an instrument under seal in accordance with the laws of the Commonwealth of Massachusetts, United States of America.

                                   Very truly yours,

                                   /s/ Carl J. Rickersen
                                   -----------------------------------
                                   Signature of Securityholder


                                   ___________________________________
                                   Signature of Co-Securityholder, if
                                   applicable

                                   ___________________________________
Carl J. Rickertsen, Member         Securityholder (please print)
for TC Management, L.L.C.
as Managing Member of              ___________________________________
TC Co-Investors, LLC               Co-Securityholder (please print)

BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
As Representatives of the several Underwriters
Named in Schedule A to the Underwriting Agreement
c/o BancAmerica Robertson Stephens
555 California Street, Suite 2600
San Francisco, California  94104

Daniel F. Gillis
Software AG Systems, Inc.
11190 Sunrise Valley Drive
Reston, Virginia  20191-5424

     Re:  Restrictions on Sales of Common Stock
          -------------------------------------

Ladies and Gentlemen:

     Software AG Systems, Inc., a Delaware corporation (the "Company"), and certain of its stockholders propose to sell 7,700,000 shares (the "Shares") of Common Stock, $.01 par value per share (the "Common Shares") of the Company, in a public offering (the "Public Offering") underwritten by BancAmerica Robertson Stephens and Donaldson, Lufkin & Jenrette Securities Corporation (the "Representatives") and several other underwriters (the Representatives and several other underwriters are collectively referred to as the "Underwriters").

     The Underwriters have indicated that the prospect of sales of shares of Common Stock by existing stockholders prior to six months after the Public Offering would be detrimental to their underwriting effort. They have requested that the undersigned agree not to sell any shares of Common Stock for a period ending 180 days after the effective date of the Registration Statement on Form S-1 (the "Registration Statement") filed by the Company relating to the Shares.

     The undersigned recognizes that it is in the best financial interests of the undersigned, as a holder of shares of Common Stock, preferred stock, warrants, options or convertible securities of the Company, that the Company complete the proposed Public Offering.

     The undersigned further recognizes that the undersigned's shares of Common Stock are, or may be, subject to certain restrictions on transferability, including those imposed by the securities laws of the United States of America or other jurisdictions. Notwithstanding these restrictions, the undersigned has agreed to enter into this letter agreement to further assure the Underwriters that the undersigned's shares of Common Stock, now held or hereafter acquired, will not enter the public market at a time that might impair the underwriting effort.

BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
Page 2


     The undersigned, therefore, hereby acknowledges and agrees that the undersigned will not, directly or indirectly, without the prior written consent of BancAmerica Robertson Stephens, offer, sell, contract to sell, grant any option to purchase, pledge or otherwise dispose of or transfer (collectively, a "Disposition") any shares of Common Stock or any securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of Common Stock held by the undersigned, acquired by the undersigned during the Lock-up Period (as hereinafter defined) or which may be deemed to be beneficially owned by the undersigned pursuant to the Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Lock-up Shares"), other than pursuant to the underwriting agreement to which the Underwriters are parties and which is described in the definitive Prospectus prepared in connection with the Public Offering, for a period commencing on the date hereof and ending 180 days after the effective date of the Registration Statement (the "Lock-up Period"). The foregoing restriction is expressly agreed to preclude the holder of Lock-up Shares from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or results in a Disposition of Lock-up Shares during the Lock-up Period, even if such Lock-up Shares would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Lock-up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Lock-up Shares.

     Notwithstanding the foregoing, the undersigned may transfer any or all of the Lock-up Shares (i) as a bona fide gift or gifts or (ii) as a distribution to limited partners or shareholders of such person; provided the transferee or transferees thereof agree(s) in writing as a condition precedent to such transfer to be bound by the terms hereof. The transferor shall notify BancAmerica Robertson Stephens in writing prior to the transfer, and there shall be no further transfer of such Lock-up Shares except in accordance with this letter agreement. Moreover, notwithstanding any other provision of this letter agreement, the undersigned may exercise during the Lock-up Period any option to purchase shares of Common Stock, provided, however, that any shares so acquired
                                 --------  -------
shall constitute Lock-Up Shares for the purposes of this letter agreement.

     It is understood that, if the Underwriting Agreement between the Representatives and the Company (the "Underwriting Agreement") does not become effective, or if the Underwriting Agreement (other than the provisions thereof which

BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
Page 3


survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be automatically released from its obligations under this letter agreement.

     The undersigned further agrees to permit all certificates evidencing the Lock-up Shares to be stamped with an appropriate restrictive legend, and will cause the transfer agent for the Company to note such restriction on the transfer books and records of the Company.

     The undersigned recognizes that you are relying on the representations and agreements of the undersigned contained herein in entering into underwriting arrangements with respect to the Public Offering contemplated by the Registration Statement.

     Executed as an instrument under seal in accordance with the laws of the Commonwealth of Massachusetts, United States of America.

                                             Very truly yours,

                                               /s/ Carl J. Rickertsen
                                             ------------------------------
                                             Signature of Securityholder


                                             ______________________________
                                             Signature of Co-Securityholder,
                                             if applicable


                                               CARL J. RICKERTSEN
                                             ------------------------------
                                             Securityholder (please print)


                                             ______________________________
                                             Co-Securityholder (please
                                             print)

BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
As Representatives of the several Underwriters
Named in Schedule A to the Underwriting Agreement
c/o BancAmerica Robertson Stephens
555 California Street, Suite 2600
San Francisco, California 94104

Daniel F. Gillis
Software AG Systems, Inc.
11190 Sunrise Valley Drive
Reston, Virginia 20191-5424

     Re:  Restrictions on Sales of Common Stock
          -------------------------------------

Ladies and Gentlemen:

     Software AG Systems, Inc., a Delaware corporation (the "Company"), and certain of its stockholders propose to sell 7,700,000 shares (the "Shares") of Common Stock, $.01 par value per share (the "Common Shares") of the Company, in a public offering (the "Public Offering") underwritten by BancAmerica Robertson Stephens and Donaldson, Lufkin & Jenrette Securities Corporation (the "Representatives") and several other underwriters (the Representatives and several other underwriters are collectively referred to as the "Underwriters").

     The Underwriters have indicated that the prospect of sales of shares of Common Stock by existing stockholders prior to six months after the Public Offering would be detrimental to their underwriting effort. They have requested that the undersigned agree not to sell any shares of Common Stock for a period ending 180 days after the effective date of the Registration Statement on Form S-1 (the "Registration Statement") filed by the Company relating to the Shares.

     The undersigned recognizes that it is in the best financial interests of the undersigned, as a holder of shares of Common Stock, preferred stock, warrants, options or convertible securities of the Company, that the Company complete the proposed Public Offering.

     The undersigned further recognizes that the undersigned's shares of Common Stock are, or may be, subject to certain restrictions on transferability, including those imposed by the securities laws of the United States of America or other jurisdictions. Notwithstanding these restrictions, the undersigned has agreed to enter into this letter agreement to further assure the Underwriters that the undersigned's shares of Common Stock, now held or hereafter acquired, will not enter the public market at a time that might impair the underwriting effort.

BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
Page 2


     The undersigned, therefore, hereby acknowledges and agrees that the undersigned will not, directly or indirectly, without the prior written consent of BancAmerica Robertson Stephens, offer, sell, contract to sell, grant any option to purchase, pledge or otherwise dispose of or transfer (collectively, a "Disposition") any shares of Common Stock or any securities convertible into or exchangeable for, or any rights to purchase or acquire, shares of Common Stock held by the undersigned, acquired by the undersigned during the Lock-up Period (as hereinafter defined) or which may be deemed to be beneficially owned by the undersigned pursuant to the Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Lock-up Shares"), other than pursuant to the underwriting agreement to which the Underwriters are parties and which is described in the definitive Prospectus prepared in connection with the Public Offering, for a period commencing on the date hereof and ending 180 days after the effective date of the Registration Statement (the "Lock-up Period"). The foregoing restriction is expressly agreed to preclude the holder of Lock-up Shares from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or results in a Disposition of Lock-up Shares during the Lock-up Period, even if such Lock-up Shares would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Lock-up Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Lock-up Shares.

        Notwithstanding the foregoing, the undersigned may transfer any or all of the Lock-up Shares (i) as a bona fide gift or gifts or (ii) as a distribution to limited partners or shareholders of such person; provided the transferee or transferees thereof agree(s) in writing as a condition precedent to such transfer to be bound by the terms hereof. The transferor shall notify BancAmerica Robertson Stephens in writing prior to the transfer, and there shall be no further transfer of such Lock-up Shares except in accordance with this letter agreement. Moreover, notwithstanding any other provision of this letter agreement, the undersigned may exercise during the Lock-up Period any option to purchase shares of Common Stock, provided, however, that any shares so acquired
                                 --------  -------
shall constitute Lock-Up Shares for the purposes of this letter agreement.

        It is understood that, if the Underwriting Agreement between the Representatives and the Company (the "Underwriting Agreement") does not become effective, or if the Underwriting Agreement (other than the provisions thereof which

BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corporation
Page 3


survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be automatically released from its obligations under this letter agreement.

     The undersigned further agrees to permit all certificates evidencing the Lock-up Shares to be stamped with an appropriate restrictive legend, and will cause the transfer agent for the Company to note such restriction on the transfer books and records of the Company.

     The undersigned recognizes that you are relying on the representations and agreements of the undersigned contained herein in entering into underwriting arrangements with respect to the Public Offering contemplated by the Registration Statement.

     Executed as an instrument under seal in accordance with the laws of the Commonwealth of Massachusetts, United States of America.


                                   Very truly yours

                                   /s/ Paul G. Stern
                                   ---------------------------------
                                   Signature of Securityholder


                                   _________________________________
                                   Signature of Co-Securityholder,
                                   if applicable


                                   Paul G. Stern
                                   ----------------------------------
                                   Securityholder (please print)


                                   __________________________________
                                   Co-Securityholder (please print)